EXHIBIT 10.55


                                December 5, 2001


Silicon Valley Bank
3003 Tasman Drive
Santa Clara, CA 95054

Ladies and Gentlemen:

         Reference is made to the Loan and Security Agreement, dated of even date, between us (the "Loan Agreement") and the documents relating thereto being signed concurrently (with the Loan Agreement, collectively, the "Loan Documents".)

         This will confirm that the Loan Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                                       Very truly yours,

                                          VISEON, INC.


                                          By
                                             -----------------------------------
                                               President or Vice President

Accepted and agreed:

SILICON VALLEY BANK


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